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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders 3TEC Energy Corporation:

     We consent to the use of our reports incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the prospectus.


                                         KPMG LLP

                                         /s/ KPMG LLP
                                         ----------------------

Houston, Texas
January 4, 2001